UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 30, 2015

FUTUREWORLD CORP.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	3637 4th Street North, 330 Saint Petersburg, Florida	33704
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 474-1816

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01 – Other Events

On Monday March 30, 2015, FutureWorld Corp, filed a fourteen count lawsuit in the Circuit Court in Pinellas County, Florida against several former consultants and two entities owned by such persons. The fourteen counts include counts for theft of intellectual and actual property, embezzlement, computer fraud, tortious interference with existing business relationships, and for an immediate injunction against all the defendants named to stop them from conducting any business transactions or being involved in the same business as CB Scientific and related FutureWorld entities. All the named individual defendants had been contracted consultants to the Company and subject to non-competition and non-circumvention agreements. In the lawsuit it is alleged that these defendants purposefully stole test kit properties, plans, and attempted to derail and stall sales of test kits, all the while setting up their own businesses to compete with FutureWorld’s CB Scientific, in violation of their agreements contractually. FutureWorld has sued Bill Short, Derek Lebahn, Charles Steinberg, Richard Buck, Ander Marlatt, Herbal Synergy, LLC and JCRAB Industries. FutureWorld will pursue actual damages, punitive damages, as well as an injunctive order against all defendants for ceasing all business activities in all of the CB Scientific business arena or activities related to FutureWorld’s business.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

On March 27, 2015, The Company decided to terminated Mr. Bill Short’s services to the company as the CEO of CB Scientific Inc., and COO of FutureWorld Corp, effective immediately. The termination was in accordance with Company policy and mainly based on facts represented in the referenced lawsuit against Mr. Bill Short and other parties. The Company does not plan to replace this position at the present time.

The Company has also terminated all contractors employed by CB Scientific in our Lakewood Colorado office based on facts represented in the referenced lawsuit. The Company plans to move CB Scientific offices to St. Petersburg, Southern Colorado and Northern California immediately. The company is also in the process of filling positions required at the Company.

We find these events very unfortunate but as management, we have a fiduciary responsibility to our shareholders to protect their investment and Company’s intellectual properties; by pursuit of actions in any necessary forum.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated: March 30, 2015